Exhibit o(1)

FORM OF
MULTIPLE CLASS OF SHARES PLAN
FOR
FIDELITY ADVISOR FUNDS
DATED ________

  This Amended and Restated Multiple Class of Shares Plan (the "Plan"), when effective in accordance with its provisions, shall be the written plan contemplated by Rule 18f-3 under the Investment Company Act of 1940 (the "1940 Act") for the portfolios (each, a "Fund") of the respective Fidelity Trusts (each, a "Trust") as listed on Schedule I to this Plan.

1. Classes Offered. Each Fund may offer up to six classes of its shares: Class A, Class T, Class B, Class C, Institutional Class, and Initial Class (each, a "Class").

2. Distribution and Shareholder Service Fees. Distribution fees and/or shareholder service fees shall be calculated and paid in accordance with the terms of the then-effective plan pursuant to Rule 12b-l under the 1940 Act for the applicable class. Distribution and shareholder service fees currently authorized are as set forth in
Schedule I to this Plan.

3. Conversion Privilege. After a maximum holding period of seven years from the initial date of purchase, Class B shares convert automatically to Class A shares of the same Fund. Simultaneously, a portion of the Class B shares purchased through the reinvestment of Class B dividends or capital gains distributions ("Dividend Shares") will also convert to Class A shares. The portion of Dividend Shares that will convert at that time is determined by the ratio of converting Class B non-Dividend Shares held by a shareholder to that shareholder's total Class B non-Dividend Shares. All conversions pursuant to this paragraph 3 shall be made on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee, or other charge.

4.  Exchange Privileges.

 Class A: Shares of Class A may be exchanged for shares of (i) any other Fidelity Advisor Fund: Class A; (ii) Treasury Fund - Daily Money Class; (iii) Prime Fund - Daily Money Class; and (iv) Tax-Exempt Fund
- Daily Money Class.

 Class T: Shares of Class T may be exchanged for shares of (i) any other Fidelity Advisor Fund: Class T; (ii) Treasury Fund - Daily Money Class; (iii) Prime Fund - Daily Money Class ; and (iv) Tax-Exempt Fund
- Daily Money Class .

 Class B: Shares of Class B may be exchanged for shares of (i) any other Fidelity Advisor Fund: Class B; and (ii) Treasury Fund - Advisor B Class.

 Class C: Shares of Class C may be exchanged for shares of (i) any other Fidelity Advisor Fund: Class C; and (ii) Treasury Fund - Advisor C Class.

 Institutional Class: Shares of Institutional Class may be exchanged for shares of (i) any other Fidelity Advisor Fund: Institutional
Class; and (ii) any Fidelity Retail Fund offering an exchange privilege to other Fidelity Retail Funds.

 Initial Class: Shares of Initial Class may be exchanged for shares of any Fidelity Retail Fund offering an exchange privilege to other
Fidelity Retail Funds.

5. Allocations. Income, gain, loss and expenses shall be allocated under this Plan as follows:

 A. Class Expenses: The following expenses shall be allocated exclusively to the applicable specific class of shares: (i) distribution and shareholder service fees; and (ii) transfer agent fees.

 B. Fund Income, Gain, Loss and Expenses: Income, gain, loss and expenses not allocated to specific classes as specified above shall be charged to the Fund and allocated daily to each class of an equity fund in a manner consistent with Rule 18f-3(c)(1)(i) and of a fixed-income and money market fund in a manner consistent with Rule 18f-3(c)(1)(iii).

6. Voting Rights. Each class of shares governed by this Plan (i) shall have exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement; and (ii) shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

7. Effective Date of Plan. This Plan shall become effective upon approval by a vote of at least a majority of the Trustees of the Trust, and a majority of the Trustees of the Trust who are not "interested persons" of the Trust, which vote shall have found that this Plan as proposed to be adopted, including expense allocations, is in the best interests of each class individually and of the Fund as a whole; or upon such other date as the Trustees shall determine.

8. Amendment of Plan. Any material amendment to this Plan shall become effective upon approval by a vote of at least a majority of the Trustees of the Trust, and a majority of the Trustees of the Trust who are not "interested persons" of the Trust, which vote shall have found that this Plan as proposed to be amended, including expense allocations, is in the best interests of each class individually and of the Fund as a whole; or upon such other date as the Trustees shall determine.

9. Severability. If any provision of this Plan shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Plan shall not be affected thereby.

10. Limitation of Liability. Consistent with the limitation of shareholder liability as set forth in each Trust's Declaration of Trust or other organizational document, any obligations assumed by any Fund or class thereof, and any agreements related to this Plan shall be limited in all cases to the relevant Fund and its assets, or class and its assets, as the case may be, and shall not constitute obligations of any other Fund or class of shares. All persons having any claim against a Fund, or any class thereof, arising in connection with this Plan, are expressly put on notice of such limitation of shareholder liability, and agree that any such claim shall be limited in all cases to the relevant Fund and its assets, or class and its assets, as the case may be, and such person shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Trust, class or Fund; nor shall such person seek satisfaction of any such obligation from the Trustees or any individual Trustee of the Trust.

SCHEDULE I DATED _______ TO MULTIPLE CLASS OF SHARES PLAN FOR
FIDELITY ADVISOR FUNDS DATED ______________


TRUST/FUND/CLASS               SALES CHARGE         DISTRIBUTION FEE (AS A     SHAREHOLDER
                                                    PERCENTAGE OF AVERAGE NET  SERVICE FEE
                                                    ASSETS)                    (AS A PERCENTAGE OF AVERAGE
                                                                               NET ASSETS)

Advisor Series VIII
Korea Fund:
 Class A*                      front-end             0.25                       none
 Class T*                      front-end             0.50                       none
 Class B                       contingent deferred   0.75                       0.25
 Class C                       contingent deferred   0.75                       0.25
 Institutional Class           none                  none                       none

Advisor Series II
High Income Fund:
 Class A*                      front-end             0.15                       none
 Class T*                      front-end             0.25                       none
 Class B                       contingent deferred   0.65                       0.25
 Class C                       contingent deferred   0.75                       0.25
 Institutional Class           none                  none                       none

Advisor Series VIII
Emerging Asia Fund:
 Class A*                      front-end             0.25                       none
 Class T*                      front-end             0.50                       none
 Class B                       contingent deferred   0.75                       0.25
 Class C                       contingent deferred   0.75                       0.25
 Institutional Class           none                  none                       none

Advisor Series VIII
Overseas Fund:
 Class A*                      front-end             0.25                       none
 Class T*                      front-end             0.50                       none
 Class B                       contingent deferred   0.75                       0.25
 Class C                       contingent deferred   0.75                       0.25
 Institutional Class           none                  none                       none

Advisor Series I
Equity Growth Fund:
 Class A*                      front-end             0.25                       none
 Class T*                      front-end             0.50                       none
 Class B                       contingent deferred   0.75                       0.25
 Class C                       contingent deferred   0.75                       0.25
 Institutional Class           none                  none                       none

Advisor Series VII
Natural Resources Fund:
 Class A*                      front-end             0.25                       none
 Class T*                      front-end             0.50                       none
 Class B                       contingent deferred   0.75                       0.25
 Class C                       contingent deferred   0.75                       0.25
 Institutional Class           none                  none                       none

Advisor Series I
Growth Opportunities Fund:
 Class A*                      front-end             0.25                       none
 Class T*                      front-end             0.50                       none
 Class B                       contingent deferred   0.75                       0.25
 Class C                       contingent deferred   0.75                       0.25
 Institutional Class           none                  none                       none

Advisor Series I
Equity Income Fund:
 Class A*                      front-end             0.25                       none
 Class T*                      front-end             0.50                       none
 Class B                       contingent deferred   0.75                       0.25
 Class C                       contingent deferred   0.75                       0.25
 Institutional Class           none                  none                       none

Advisor Series I
Balanced Fund:
 Class A*                      front-end             0.25                       none
 Class T*                      front-end             0.50                       none
 Class B                       contingent deferred   0.75                       0.25
 Class C                       contingent deferred   0.75                       0.25
 Institutional Class           none                  none                       none

Advisor Series I
Large Cap Fund:
 Class A*                      front-end             0.25                       none
 Class T*                      front-end             0.50                       none
 Class B                       contingent deferred   0.75                       0.25
 Class C                       contingent deferred   0.75                       0.25
 Institutional Class           none                  none                       none

Advisor Series I
Mid Cap Fund:
 Class A*                      front-end             0.25                       none
 Class T*                      front-end             0.50                       none
 Class B                       contingent deferred   0.75                       0.25
              Class C          contingent deferred   0.75                       0.25
 Institutional Class           none                  none                       none

Advisor Series I
Small Cap Fund:
 Class A*                      front-end             0.25                       none
 Class T*                      front-end             0.50                       none
 Class B                       contingent deferred   0.75                       0.25
              Class C          contingent deferred   0.75                       0.25
 Institutional Class           none                  none                       none

Advisor Series I
Strategic Opportunities Fund:
 Initial Class                 front-end             none                       none
 Class A*                      front-end             0.25                       none
 Class T*                      front-end             0.50                       none
 Class B                       contingent deferred   0.75                       0.25
 Institutional Class           none                  none                       none

Advisor Series VII
Consumer Industries Fund:
 Class A*                      front-end             0.25                       none
 Class T*                      front-end             0.50                       none
 Class B                       contingent deferred   0.75                       0.25
 Class C                       contingent deferred   0.75                       0.25
 Institutional Class           none                  none                       none

Advisor Series VII
Cyclical Industries Fund:
 Class A*                      front-end             0.25                       none
 Class T*                      front-end             0.50                       none
 Class B                       contingent deferred   0.75                       0.25
 Class C                       contingent deferred   0.75                       0.25
 Institutional Class           none                  none                       none

Advisor Series VII
Financial Services Fund:
 Class A*                      front-end             0.25                       none
 Class T*                      front-end             0.50                       none
 Class B                       contingent deferred   0.75                       0.25
 Class C                       contingent deferred   0.75                       0.25
 Institutional Class           none                  none                       none

Advisor Series VII
Health Care Fund:
 Class A*                      front-end             0.25                       none
 Class T*                      front-end             0.50                       none
 Class B                       contingent deferred   0.75                       0.25
 Class C                       contingent deferred   0.75                       0.25
 Institutional Class           none                  none                       none

Advisor Series VII
Technology Fund:
 Class A*                      front-end             0.25                       none
 Class T*                      front-end             0.50                       none
 Class B                       contingent deferred   0.75                       0.25
 Class C                       contingent deferred   0.75                       0.25
 Institutional Class           none                  none                       none

Advisor Series VII
Utilities Growth Fund:
 Class A*                      front-end             0.25                       none
 Class T*                      front-end             0.50                       none
 Class B                       contingent deferred   0.75                       0.25
 Class C                       contingent deferred   0.75                       0.25
 Institutional Class           none                  none                       none

Advisor Series I
TechnoQuant Growth Fund:
 Class A*                      front-end             0.25                       none
 Class T*                      front-end             0.50                       none
 Class B                       contingent deferred   0.75                       0.25
 Class C                       contingent deferred   0.75                       0.25
 Institutional Class           none                  none                       none

Advisor Series I
Growth & Income Fund:
 Class A*                      front-end             0.25                       none
 Class T*                      front-end             0.50                       none
 Class B                       contingent deferred   0.75                       0.25
 Class C                       contingent deferred   0.75                       0.25
 Institutional Class           none                  none                       none

Advisor Series VIII
International Capital
Appreciation Fund:             front-end             0.25                       none
 Class A*                      front-end             0.50                       none
 Class T*                      contingent deferred   0.75                       0.25
 Class B                       contingent deferred   0.75                       0.25
 Class C                       none                  none                       none
 Institutional Class

Advisor Series I
 Dividend Growth Fund:
 Class A*                      front-end             0.25                       none
 Class T*                      front-end             0.50                       none
 Class B                       contingent deferred   0.75                       0.25
 Class C                       contingent deferred   0.75                       0.25
 Institutional Class           none                  none                       none

Advisor Series I
 Retirement Growth Fund:
 Class A*                      front-end             0.25                       none
 Class T*                      front-end             0.50                       none
 Class B                       contingent deferred   0.75                       0.25
 Class C                       contingent deferred   0.75                       0.25
 Institutional Class           none                  none                       none

Advisor Series I
 Asset Allocation Fund:
 Class A*                      front-end             0.25                       none
 Class T*                      front-end             0.50                       none
 Class B                       contingent deferred   0.75                       0.25
 Class C                       contingent deferred   0.75                       0.25
 Institutional Class           none                  none                       none

Advisor Series VIII
 Diversified International
Fund:                          front-end             0.25                       none
 Class A*                      front-end             0.50                       none
 Class T*                      contingent deferred   0.75                       0.25
 Class B                       contingent deferred   0.75                       0.25
 Class C                       none                  none                       none
 Institutional Class

Advisor Series VIII
 Europe Capital Appreciation
Fund:                          front-end             0.25                       none
 Class A*                      front-end             0.50                       none
 Class T*                      contingent deferred   0.75                       0.25
 Class B                       contingent deferred   0.75                       0.25
 Class C                       none                  none                       none
 Institutional Class

Advisor Series VIII
 Japan Fund:
 Class A*                      front-end             0.25                       none
 Class T*                      front-end             0.50                       none
 Class B                       contingent deferred   0.75                       0.25
 Class C                       contingent deferred   0.75                       0.25
 Institutional Class           none                  none                       none

Advisor Series VIII
 Latin America Fund:
 Class A*                      front-end             0.25                       none
 Class T*                      front-end             0.50                       none
 Class B                       contingent deferred   0.75                       0.25
 Class C                       contingent deferred   0.75                       0.25
 Institutional Class           none                  none                       none

Advisor Series VIII
 Global Equity Fund:
 Class A*                      front-end             0.25                       none
 Class T*                      front-end             0.50                       none
 Class B                       contingent deferred   0.75                       0.25
 Class C                       contingent deferred   0.75                       0.25
 Institutional Class           none                  none                       none

Advisor Series II
Intermediate Bond Fund:
 Class A*                      front-end             0.15                       none
 Class T*                      front-end             0.25                       none
 Class B                       contingent deferred   0.65                       0.25
 Class C                       contingent deferred   0.75                       0.25
 Institutional Class           none                  none                       none

Advisor Series II
Intermediate Municipal Income
Fund:                          front-end             0.15                       none
 Class A*                      front-end             0.25                       none
 Class T*                      contingent deferred   0.65                       0.25
 Class B                       contingent deferred   0.75                       0.25
 Class C                       none                  none                       none
 Institutional Class

Advisor Series II
Short Fixed-Income Fund:
 Class A*                      front-end             0.15                       none
 Class T*                      front-end             0.15                       none
 Class C                       contingent deferred   0.75                       0.25
 Institutional Class           none                  none                       none

Advisor Series VIII
Emerging Markets Income Fund:
 Class A*                      front-end             0.15                       none
 Class T*                      front-end             0.25                       none
 Class B                       contingent deferred   0.65                       0.25
 Class C                       contingent deferred   0.75                       0.25
 Institutional Class           none                  none                       none

Advisor Series II
High Yield Fund:
 Class A*                      front-end             0.15                       none
 Class T*                      front-end             0.25                       none
 Class B                       contingent deferred   0.65                       0.25
 Class C                       contingent deferred   0.75                       0.25
 Institutional Class           none                  none                       none

Advisor Series II
Strategic Income Fund:
 Class A*                      front-end             0.15                       none
 Class T*                      front-end             0.25                       none
 Class B                       contingent deferred   0.65                       0.25
 Class C                       contingent deferred   0.75                       0.25
 Institutional Class           none                  none                       none

Advisor Series II
Government Investment Fund:
 Class A*                      front-end             0.15                       none
 Class T*                      front-end             0.25                       none
 Class B                       contingent deferred   0.65                       0.25
 Class C                       contingent deferred   0.75                       0.25
 Institutional Class           none                  none                       none

Advisor Series II
Municipal Income Fund:
 Class A*                      front-end             0.15                       none
 Class T*                      front-end             0.25                       none
 Class B                       contingent deferred   0.65                       0.25
 Class C                       contingent deferred   0.75                       0.25
 Institutional Class           none                  none                       none


______________________________________________________________
* A contingent deferred sales charge of 0.25% is accessed on certain redemptions of Class A and Class T shares on which a finder's fee was paid.